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                                                                 Exhibit 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement
(Form S-8) of our report dated January 23, 1996, with respect to the consolidated financial statements of Cypress Bioscience, Inc. included in its Annual Report (Form 10-K/A) for the year ended December 31, 1995, filed with the Securities and Exchange Commission.




                                                /s/  ERNST & YOUNG LLP

                                                     ERNST & YOUNG LLP



Seattle, Washington
January 2, 1997